SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2003

AVNET, INC.

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

1-4224	11-1890605

(Commission File Number)	(I.R.S. Employer Identification No.)

2211 South 47th Street, Phoenix, Arizona	85034

(Address of principal executive offices)	(Zip Code)

(480) 643-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address if changed since last report)

Item 7. Financial Statements and Exhibits
Item 8. Change in Fiscal Year
SIGNATURE
EXHIBIT INDEX
EXHIBIT 3
EXHIBIT 10(A)
EXHIBIT 10(B)
EXHIBIT 10(C)
EXHIBIT 10(D)
EXHIBIT 10(E)
EXHIBIT 10(F)
EXHIBIT 10(G)
EXHIBIT 21
EXHIBIT 24

Item 7. Financial Statements and Exhibits.

(a)	Inapplicable

(b)	Inapplicable

(c)	Exhibits:

3.	By-Laws of Avnet, Inc.

10A.	Amendment to Retirement and Separation Agreement dated August 31, 2003 between the Company and John Cole.

10B.	Ninth Amendment to Credit Agreement dated July 2, 2003 by and among the Company, the lenders party thereto, and Bank of America, N.A., as Administrative Agent.

10C.	Amendment No. 5, dated as of August 15, 2003, to Receivables Sale Agreement between Avnet, Inc. as Originator and Avnet Receivables Corporation as Buyer.

10D.	Amendment No. 5, dated as of June 23, 2003, to the Amended and Restated Receivables Purchase Agreement among Avnet Receivables Corporation, as Seller, Avnet, Inc., as Servicer, the Companies, as defined therein, the Financial Institutions, as defined therein, and Bank One, NA (Main Office Chicago) as Agent.

10E.	Amendment No. 6, dated as of August 15, 2003, to the Amended and Restated Receivables Purchase Agreement among Avnet Receivables Corporation, as Seller, Avnet, Inc., as Servicer, the Companies, as defined therein, the Financial Institutions, as defined therein, and Bank One, NA (Main Office Chicago) as Agent.

10F.	Termination and Release Agreement dated September 8, 2003 by and among the Company, the lenders party thereto, and Bank of America, N.A., as Administrative Agent.

10G.	Amendment to Outside Directors Stock Bonus Plan dated November 8, 2002.

21.	List of subsidiaries of the Company.

24.	Powers of Attorney.

Item 8. Change in Fiscal Year

     On September 15, 2003 the board of directors of Avnet, Inc. approved a change in the Company’s fiscal year end from the Friday closest to June 30 to the Saturday closest to June 30 of each year. This change is effective for the Company’s current fiscal year 2004 and also adjusts the fiscal quarter close dates to the corresponding Saturday, from Friday. As a result, the fiscal 2004 quarters end on October 4, 2003, January 3, 2004 and April 3, 2004 and the fiscal year ends on July 3, 2004.

     In light of the short duration of the transition period created by this change – one day – no transition report will be filed. This change was made in an amendment to the Company’s By-Laws and the amended By-Laws are attached as Exhibit 3.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVNET, INC.
(Registrant)

Date: September 15, 2003	By:	/s/ Raymond Sadowski

Raymond Sadowski
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

3.	By-Laws of Avnet, Inc.

10A.	Amendment to Retirement and Separation Agreement dated August 31, 2003 between the Company and John Cole.

10B.	Ninth Amendment to Credit Agreement dated July 2, 2003 by and among the Company, the lenders party thereto, and Bank of America, N.A., as Administrative Agent.

10C.	Amendment No. 5, dated as of August 15, 2003, to Receivables Sale Agreement between Avnet, Inc. as Originator and Avnet Receivables Corporation as Buyer.

10D.	Amendment No. 5, dated as of June 23, 2003, to the Amended and Restated Receivables Purchase Agreement among Avnet Receivables Corporation, as Seller, Avnet, Inc., as Servicer, the Companies, as defined therein, the Financial Institutions, as defined therein, and Bank One, NA (Main Office Chicago) as Agent.

10E.	Amendment No. 6, dated as of August 15, 2003, to the Amended and Restated Receivables Purchase Agreement among Avnet Receivables Corporation, as Seller, Avnet, Inc., as Servicer, the Companies, as defined therein, the Financial Institutions, as defined therein, and Bank One, NA (Main Office Chicago) as Agent.

10F.	Termination and Release Agreement dated September 8, 2003 by and among the Company, the lenders party thereto, and Bank of America, N.A., as Administrative Agent.

10G.	Amendment to Outside Directors Stock Bonus Plan dated November 8, 2002.

21.	List of subsidiaries of the Company.

24.	Powers of Attorney.